EXHIBIT 10.2



         THIS PROMISSORY NOTE AND THE SECURITIES OBTAINABLE UPON CONVERSION HEREOF (COLLECTIVELY, THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE PLEDGED, SOLD, ASSIGNED OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.


                  8% SENIOR SECURED CONVERTIBLE PROMISSORY NOTE


U.S. $400,000.00                                                  April 22, 2005

         FOR VALUE RECEIVED, Continental Beverage and Nutrition, Inc., a Delaware corporation (the "Company"), hereby promises to pay to the order of Cornell Capital Partners, L.P. (the "Lender") the principal amount of Four Hundred Thousand ($400,000) Dollars (the "Principal Amount"), together with interest on the Principal Amount under this senior secured convertible promissory note (this "Note") at the per annum rate of eight (8%) percent (calculated daily on the basis of a 360-day year and actual calendar days elapsed). Subject to conversion as provided herein, the Principal Amount and all accrued interest on this Note shall become due and payable in one installment on April 1, 2006 (the "Maturity Date").

                  Both the Principal Amount and accrued interest shall be paid in lawful money of the United States of America to the Lender at 101 Hudson Street, Suite 3700, Jersey City, NJ 07302 or at such other address as the Lender may designate by notice in writing to the Company per Section 14 below, in immediately available funds.

         If any payment hereunder falls due on a Saturday, Sunday or legal holiday, it shall be payable on the next succeeding business day and such additional time shall be included in the computation of interest.

         This Note is issued pursuant to that certain Note Purchase Agreement by and between the Company and Lender, dated April 22, 2005 (the "Note Purchase Agreement"). All capitalized terms not defined herein shall have the meanings ascribed thereto in the Note Purchase Agreement.

         1. Ranking. The indebtedness evidenced by this Note and the payment of the Principal Amount and accrued interest thereon shall be Senior (as hereinafter defined) to, and have priority in right of payment over, all indebtedness of the Company. "Senior" shall be deemed to mean that, in the event of any default in the payment of the obligations represented by this Note or of
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any liquidation, insolvency, bankruptcy, reorganization, or similar proceedings relating to the Company, all sums payable on this Note shall first be paid in full, with interest, if any, before any payment is made upon any other indebtedness, now outstanding or hereinafter incurred, and, in any such event, any payment or distribution of any character which shall be made in respect of any other indebtedness of the Company, shall be paid over to the holder of this Note for application to the payment hereof, unless and until the obligations under this Note (which shall mean the Principal Amount and other obligations arising out of, premium, if any, interest on, and any costs and expenses payable under, this Note) shall have been paid and satisfied in full.

         2.       Conversion.
                  ----------

                  (a) Conversion. At anytime, including prior to, concurrent with, or following, the Company consolidating with, or merging into, another corporation or entity, or effecting any other corporate reorganization or other transaction or series of transactions resulting in the transfer of 50% or more of the outstanding voting power of the Company (a "Merger Transaction"), at the option of the Lender the entire Principal Amount and accrued interest on this Note may be converted (the "Conversion") into the Company's (or the successor entity's) common stock ("Equity Securities"). The number of shares of Equity Securities to be issued upon such conversion shall be equal to the quotient obtained by dividing (i) the entire principal amount of this Note, together with accrued interest hereon by (ii) $0.01 ("Conversion Price"), and concurrent with the issuance of such shares, the Lender shall be afforded no less than piggyback registration rights on the Equity Securities. In addition, if the Company has not consummated or entered into a definitive agreement with respect to a Merger Transaction on or before October 1, 2005, the Conversion Price shall be reduced to $0.005 per share. Any fraction of a share resulting from these calculations shall be rounded upward to the whole share. The Company covenants to cause such shares, when issued pursuant to this Section 2(a), to be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof, other than any taxes, liens or charges not caused by the Company.

                  (b) Mechanics and Effect of Conversion. To exercise a Conversion, the Lender shall surrender its Note, duly endorsed, together with a written conversion notice to the Company at its principal office. At its expense, the Company will, as soon as practicable thereafter, issue and deliver to such Lender, at its address, a certificate or certificates for the number of shares to which such Lender is entitled upon such conversion. This Note shall be deemed to have been converted on the date a written notice of conversion has been submitted to the Company and the Lender shall be treated for all purposes as the record holder of the Equity Securities deliverable upon such conversion as of the close of business on such date. In the event that the entire Principal Amount of the Note is not converted, the Company shall issue Lender a new Note for the balance of the Principal Amount and accrued interest, if any, not so converted.

                  (c) Certain Exercise Restrictions. Notwithstanding anything contained herein to the contrary, Lender may not convert this Note to the extent such conversion would result in the Lender, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules promulgated thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock, including shares of Common Stock issuable upon such conversion and held by such Lender after application of this Section.

Since the Lender will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 4.999% of the then outstanding shares of Common Stock without regard to any other shares of Common Stock which may be beneficially owned by the Lender or an affiliate thereof, the Lender shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Lender determines that the limitation contained in this Section applies, the determination of which portion of this Note is convertible shall be the responsibility and obligation of the Lender. If the Lender has delivered a Form of Election to Purchase for a number of shares of Equity Securities that would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Lender of this fact and shall honor the exercise for the maximum portion of this Note permitted to be converted on such date of conversion in accordance with the periods described herein and disregard the balance of such Form of Election to Purchase, as if never delivered The provisions of this Section may be waived by Lender upon not less than 61 days prior notice to the Company.

                  (d) No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 2 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Lender of this Note against impairment.

         3. Reservation of Shares. The Company shall at all times have authorized and reserved for issuance a sufficient number of shares of its capital stock to provide for the full conversion of this Note.

         4. Change of Control. Subject to the conversion provisions set forth in section 2(a) above, in the event of (i) any transaction or series of related transactions (including any reorganization, merger or consolidation) that results in the transfer of 50% or more of the outstanding voting power of the Company, and (ii) a sale of all or substantially all of the assets of the Company to another person, this Note shall be automatically due and payable. The Company will give the Lender not less than ten (10) business days prior written notice of the occurrence of any events referred to in this Section 4.

         5. Certain Adjustments. The number and class or series of shares into which this Note may be converted under Section 2 shall be subject to adjustment in accordance with the following provisions:

                  (a) Adjustment for Reorganization or Recapitalization. Subject to the mandatory conversion provisions set forth in Section 2 hereof, if, while this Note remains outstanding and has not been converted, there shall be a reorganization or recapitalization, combination, reclassification, exchange or subdivision of shares otherwise provided for herein), all necessary or appropriate lawful provisions shall be made so that the Lender shall thereafter be entitled to receive upon conversion of this Note, the greatest number of shares of stock or other securities or property that a holder of the class of securities deliverable upon conversion of this Note would have been entitled to receive in such reorganization or recapitalization if this Note had been converted immediately prior to such reorganization or recapitalization, all subject to further adjustment as provided in this Section 5. If the per share consideration payable to the Lender for such class of securities in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. The foregoing provisions of this paragraph shall similarly apply to successive reorganizations or recapitalizations and to the stock or securities of any other corporation that are at the time receivable upon the conversion of this Note. In all events, appropriate adjustment shall be made in the application of the provisions of this Note (including adjustment of the conversion price and number of shares into which this Note is then convertible pursuant to the terms and conditions of this Note) with respect to the rights and interests of the Lender after the transaction, to the end that the provisions of this Note shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable or issuable after such reorganization or recapitalization upon conversion of this Note.

                  (b) Adjustments for Split, Subdivision or Combination of Shares. If the Company at any time while this Note remains outstanding and unconverted, shall split or subdivide any class of securities into which this Note may be converted into a different number of securities of the same class, the number of shares of such class issuable upon conversion of this Note immediately prior to such split or subdivision shall be proportionately increased and the conversion price for such class of securities shall be proportionately decreased. If the Company at any time while this Note, or any portion hereof, remains outstanding and unconverted shall combine any class of securities into which this Note may be converted, into a different number of securities of the same class, the number of shares of such class issuable upon conversion of this Note immediately prior to such combination shall be proportionately decreased and the Conversion Price for such class of securities shall be proportionately increased.

                  (c) Adjustments for Dividends in Stock or Other Securities or Property. If, while this Note remains outstanding and unconverted, the holders of any class of securities as to which conversion rights under this Note exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Note shall represent the right to acquire, in addition to the number of shares of such class of security receivable upon conversion of this Note, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such conversion had it been the holder of record of the class of security receivable upon conversion of this Note on the date hereof and had thereafter, during the period from the date hereof to and including the date of such conversion, retained such shares and/or all other additional stock available by it as aforesaid during said period, giving effect to all adjustments called for during such period by the provisions of this Section 5.

         6. Further Adjustments. In case at any time or, from time to time, the Company shall take any action that affects the class of securities into which this Note may be converted under Section 2, other than an action described herein, then, unless such action will not have a materially adverse effect upon the rights of the Lender, the number of shares of such class of securities (or other securities) into which this Note is convertible shall be adjusted in such a manner and at such time as shall be equitable in the circumstances.

         7. Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to Section 5 or Section 6, the Company at its sole expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Lender a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Lender, furnish or cause to be furnished to Lender a like certificate setting forth (i) such adjustments and readjustments, and (ii) the number and class of securities and the amount, if any, of other property which at the time would be received upon the conversion of this Note under
Section 2.

         8        Affirmative Covenants. The Company covenants and agrees that, while any amounts under this Note are outstanding, it shall:

                  (a) Do all things necessary to preserve and keep in full force and effect its corporate existence, including, without limitation, all licenses or similar qualifications required by it to engage in its business in all jurisdictions in which it is at the time so engaged; and continue to engage in business of the same general type as conducted as of the date hereof; and
(ii) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder;

                  (b) Pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property before the same shall become delinquent or in default, which, if unpaid, might reasonably be expected to give rise to liens or charges upon such properties or any part thereof, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and the Company has maintained adequate reserves with respect thereto in accordance with GAAP; notwithstanding the foregoing, with respect to the liens and judgments that exist as of the date hereof as set forth on Exhibit B of the Note Purchase Agreement, the Company covenants and agrees to take all necessary steps to ensure that foregoing judgments are satisfied and the liens released in accordance with the terms and conditions of that certain escrow agreement of even date herewith (the "Escrow Agreement") and shall provide evidence satisfactory to the Lender of such satisfaction and release;

                  (c) Comply in all material respects with all federal, state and local laws and regulations, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations and requirements applicable to it (collectively, "Requirements") of all governmental bodies, departments, commissions, boards, companies or associations insuring the premises, courts, authorities, officials or officers which are applicable to the Company or any of its properties, except where the failure to so comply would not have a material adverse effect on the results or operations of the Company or any of its properties taken as a whole ("Material Adverse Effect"); provided, however, that nothing provided herein shall prevent the Company from contesting the validity or the application of any Requirements;

                  (d) Keep proper records and books of account with respect to its business activities, in which proper entries, reflecting all of their financial transactions, are made in accordance with GAAP;

                  (e) Notify the Lender in writing, promptly upon learning thereof, of any litigation or administrative proceeding commenced or threatened against the Company which involve a claim in excess of $50,000;

                  (f) Use the proceeds from this Note shall be for the repayment of approximately $46,000 of outstanding debentures and for general working capital purposes; and

                  (g) Keep all of its properties adequately insured at all times with responsible insurance carriers against loss or damage by fire and other hazards, and maintain adequate insurance at all times with responsible insurance carriers against liability on account of damage or injury to persons and property.

         9. Negative Covenants. The Company covenants and agrees that while any amount of this Note is outstanding it will not directly or indirectly:

                  (a) Incur, guarantee, assume or otherwise become responsible for (directly or indirectly) any indebtedness for borrowed funds, performance, obligations, of any person, or the agreement by the Company to do any of the foregoing, that is senior or pari passu to the Notes, without the prior written consent of the Lender;

                  (b) Declare or pay, directly and indirectly, any dividends or make any distributions, whether in cash, property, securities or a combination thereof, with respect to (whether by reduction of capital or otherwise) any shares of its capital stock (including without limitation any preferred stock) or directly or indirectly redeem, purchase, retire or otherwise acquire for value any shares of any class of its capital stock or set aside any amount for any such purpose;

                  (c) Sell, transfer, discount or otherwise dispose of any claim or debt owing to it, including, without limitation, any notes, accounts receivable or other rights to receive payment, except for reasonable consideration and in the ordinary course of business;

                  (d) On or before October 1, 2005, issue or sell, or enter into any agreement to issue or sell, any shares of capital stock or any options, warrants or other right to purchase or acquire any shares of capital stock of the Company, except that the Company shall permitted to do so to the extent that
(i) it provides thirty (30) day prior written notice to Lender of its proposed sale of securities with details of the transaction and (ii) such transaction is in connection with a Merger Transaction recommended to the Company by Sloan Securities Corp.

                  (e) Subsequent to October 1, 2005, issue or sell, or enter into any agreement to issue or sell, any shares of capital stock or any options, warrants or other right to purchase or acquire any shares of capital stock of the Company, except that the Company shall permitted to do so to the extent that (i) it provides thirty (30) day prior written notice to Lender of its proposed sale of securities with details of the transaction and (ii) the proceeds from such sale are used to repay the Notes in full; and

                  (f) Redeem, purchase or otherwise acquire, directly or indirectly, any shares of capital stock of the Seller or any option, warrant or other right to purchase or acquire any such shares (in each case other than repurchases from terminated employees of the Seller) or prepay any indebtedness.

         10. Events of Default. The entire unpaid Principal Amount under this Note and the interest due thereon shall forthwith become and be due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, if any one or more of the following events (herein called "Events of Default") shall have occurred (for any reason whatsoever and whether such happening shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and be continuing at the time of such notice, except to the extent contemplated by the opening paragraph hereof, that is to say:

                  (a) the Company shall (i) fail to pay any amounts owed hereunder as required under the terms of this Note or (ii) have an event of default occur and be continuing under indebtedness of the Company (other than this Notes) such that the holders of such indebtedness have declared the outstanding principal and accrued interest to be immediately due and payable;

                  (b)      if the Company shall:

                           (i)      admit in writing its inability to pay its
debts generally as they become due;

                           (ii)     file a petition in bankruptcy or a petition
to take advantage of any insolvency act;

                           (iii)    make an assignment for the benefit of
creditors;

                           (iv)     consent to the appointment of a receiver of
the whole or any substantial part of its assets;

                           (v)      on a petition in bankruptcy filed against
it, be adjudicated a bankrupt;

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                           (vi)     file a petition or answer seeking
reorganization or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any State, district or territory thereof;

                           (vii)    fail to satisfy all of the liens, judgments
and litigation set forth on Exhibit B of the Note Purchase Agreement in accordance with the terms and conditions of the Escrow Agreement; or

                           (viii)   fail to consummate a Merger Transaction, or
enter into a definitive agreement with respect to the consummation of a Merger Transaction, on or before October 1, 2005.

                  (c) if a court of competent jurisdiction shall enter an order, judgment, or decree appointing, without the consent of the Company, a receiver of the whole or any substantial part of Company's assets, and such order, judgment or decree shall not be vacated or set aside or stayed within 90 days from the date of entry thereof;

                  (d) if, under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the whole or any substantial part of Company's assets and such custody or control shall not be terminated or stayed within 90 days from the date of assumption of such custody or control;

                  (e) failure by the Company to perform or observe any covenant or agreement of the Company contained in this Note, the Note Purchase Agreement, the Registration Rights Agreement, or the Security Agreement (collectively the "Loan Documents"), which remains uncured for a period of ten
(10) days from the date the Company is notified of such default; or

                  (f) any representation or warranty made by the Company under any of the Loan Documents was, when made, untrue or misleading.

         11. Remedies. In case any one or more of the Events of Default specified in Section 10 hereof shall have as occurred and be continuing, the Lender may proceed to protect and enforce its rights either by suit in equity and/or by action at law, whether for the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, or the Lender may proceed to enforce the payment of all sums due upon this Note or to enforce any other legal or equitable right of the Lender. In addition to, and not in substitution of, the foregoing remedies, upon any Event of Default, the Conversion Price shall be lowered to $0.001 per share.

         12. Security. Pursuant to the terms of a Security Agreement, dated as of even date herewith (the "Security Agreement"), between the Company and Lender, the Company is securing its obligations under this Note by the grant of a first lien and security interest to the Lender in all of the Company's assets.

         13. Prepayment. This Note may be prepaid, at the option of the Company, upon 30 days' prior written notice to Lender (during which time, Holder shall have the option to convert this Note in accordance with Section 2 hereto),

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at a prepayment price equal to 100% of the principal amount that is being prepaid, together with accrued interest through the date of prepayment. Notwithstanding the foregoing, such prepayment option can only be exercised by the Company on or after September 1, 2005 and provided that the Company has not consummated, or entered into a definitive agreement to consummate, a Merger Transaction by such date.

         14. Amendments and Waivers. Any term of this Note may be amended and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Lender.

         15. Notices. All notices, requests, consents, and other communications under this Note shall be in writing and shall be deemed delivered
(i) three (3) business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one (1) business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

                  If to the Company:

                  Continental Beverage and Nutrition, Inc.
                  100 Quentin Roosevelt Blvd.
                  Garden City, NY  11530
                  Attn: David Sackler, CEO & President

                  If to the Lender:

                  Cornell Capital Partners, L.P.
                  101 Hudson Street, Suite 3700
                  Jersey City, NJ 07302
                  Attn: Troy Rillo, Esq.

                  With a copy to:
                  --------------

                  Sloan Securities Corp.
                  444 Madison Avenue, 23rd Floor
                  New York, NY 10022
                  Attn: Daniel Meyer, Managing Director

                  (ii) Any party may give any notice, request, consent or other communication under this Note using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

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         16.      Conflicting Agreements. In the event of any inconsistencies between the terms of this Note and the terms of any other document related to the loan evidenced by this Note, the terms of this Note shall prevail.

         17. Severability. The unenforceability or invalidity of any provision or provisions of this Note as to any persons or circumstances shall not render that provision or those provisions unenforceable or invalid as to any other provisions or circumstances, and all provisions hereof, in all other respects, shall remain valid and enforceable.

         18. Transfers; Assignments. The Company shall register this Note in its records to be maintained by the Company for that purpose. Subject to any required compliance with the legend endorsed hereon, this Note shall be freely transferable and the Lender may assign, transfer or sell all or a portion of its rights and interests to and under this Note to one or more persons and that such persons shall thereupon become vested with all of the rights and benefits of the Lender in respect hereof as to all or that portion of the Note which is so assigned, transferred or sold. The Company shall register the transfer of this Note upon records to be maintained by the Company for that purpose, upon surrender of the Note for assignment with appropriate instruments of transfer duly completed and signed, to the Company at its principal office. Upon any such registration of transfer, a Note in substantially the form of this Note, evidencing the Note so transferred, shall be issued to the transferee.

         19. Governing Law. This Note shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York. The Company
(1) agrees that any legal suit, action or proceeding arising out of or relating to this Note shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (2) waives any objection which the Company may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company's address shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

         20. Waivers. The nonexercise by either party of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

         21. Lost Documents. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note or any Note exchanged for it, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to it (including the posting of a bond, if reasonably requested), and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Note, if mutilated, the Company will make and deliver in lieu of such Note a new Note of like tenor and unpaid principal amount and dated as of the original date of this Note.

         22. Preferred Stock Issuance. Notwithstanding anything contained herein, whenever a provision provides for conversion or exchange of securities or debt for the Company's common stock, at a time when the Company does not have sufficient authorized common stock to effectuate such conversion or exchange, the Company shall undertake as promptly as possible to file an amendment to the Company's certificate of incorporation which increases the authorized capital of the Company so that sufficient capital stock exists with respect thereto and pending such filing, the Holder may elect that the Company issue to it Preferred Stock in lieu of common stock provided that upon conversion of such Preferred Stock, an equivalent number of shares of common stock are issued to the holder thereof on the same economic terms as is contemplated under this Note.

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

         IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Note as of the date first written above.

                                        CONTINENTAL BEVERAGE AND NUTRITION, INC.


                                        By: /s/ DAVID SACKLER
                                            ------------------------------------
                                            David Sackler, CEO & President